UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 29, 2016

                         HOLLOMAN ENERGY CORPORATION
                         ---------------------------
                (Name of Small Business Issuer in its charter)

      Nevada                       000-52419               77-0643398
------------------------       ------------------    ---------------------
(State of incorporation)      (Commission File No.)     (IRS Employer
                                                      Identification No.)

                       333 North Sam Houston Parkway East
                                    Suite 600
                              Houston, Texas, 77060
                         -----------------------------
          (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code: (281) 260-0193

                                       N/A
                            ------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

      On April 29, 2016, the Company issued a press release, filed as Exhibit 99, concerning its intent to terminate its reporting obligations under the Securities Exchange Act of 1934.

Item 9.01.  Financial Statements and Exhibits

Number      Description

  99        April 29, 2016 press release.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2016
                                    HOLLOMAN ENERGY CORPORATION


                                    By /s/ Mark Stevenson
                                       --------------------------------
                                       Mark Stevenson, Principal Executive
                                         Officer